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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) November 4, 1999
                                                 ----------------


                            CASE CREDIT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         33-80775-01                                  76-0394710
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   (Commission File Number)               (I.R.S. Employer Identification No.)



   233 Lake Avenue, Racine, Wisconsin                     53403
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(Address of Principal Executive Offices)                (Zip Code)


                                 (414) 636-6011
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     On November 4, 1999, Case Corporation announced that the United States Department of Justice had approved the Case-New Holland merger, and that the anticipated closing date for the merger was Friday, November 12, 1999. This announcement is filed as an exhibit hereto and is hereby incorporated by reference. The financial services business of Case Corporation is provided through Case Capital Corporation, including its wholly owned subsidiary Case Credit Corporation and their subsidiaries and joint ventures (collectively, "Case Capital").

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.


Exhibit
  No.       Document Description
-------     --------------------

99          Press Release of Case Corporation dated November 4, 1999.

                                                                 Form 8-K page 2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CASE CREDIT CORPORATION



Dated: November 5, 1999      By: /s/ Kevin J. Hallagan
                                ---------------------------------------
                                 Kevin J. Hallagan
                                 Vice President and Secretary

                                                                 Form 8-K page 3
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                               INDEX TO EXHIBITS



Exhibit
  No.       Document Description
-------     --------------------

99          Press release dated November 4, 1999 of Case Corporation.

                                                                 Form 8-K page 4